UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

Captiva Software Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22292	77-0104275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10145 Pacific Heights Boulevard, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-1000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 2, 2005, we filed a Current Report on Form 8-K, dated May 27, 2005, with the Securities and Exchange Commission, announcing our acquisition of SWT SA (“ SWT ”), a privately held France-based provider of automatic data extraction and intelligent document capture solutions and technology, pursuant to a definitive purchase agreement dated May 10, 2005.

This Amendment No. 1 (the “Amendment”) amends the above-referenced Current Report on Form 8-K. In that report, we indicated that we would file the information required under Item 9.01 of Form 8-K as soon as practicable, and in any event no later than 71 days after the date on which the Current Report on Form 8-K was required to be filed. Pursuant to the requirements of the Securities and Exchange Act of 1934, we are hereby amending the following items, financial statements and exhibits and other portions of the Current Report on Form 8-K dated May 27, 2005, as filed with the Securities and Exchange Commission on June 2, 2005. Unless set forth below, all previous items of the Form 8-K are unchanged.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following historical financial statements of SWT are filed with this report as Exhibit 99.1 and are incorporated herein by reference:

(i)	Audited consolidated financial statements of SWT SA as of and for the year ended December 31, 2004, including related Report of Independent Auditors.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information is filed with this report as Exhibit 99.2 and is incorporated herein by this reference:

(i)	Unaudited pro forma condensed combined balance sheet as of March 31, 2005.

(ii)	Unaudited pro forma condensed combined statements of operations for the quarter ended March 31, 2005 and for the year ended December 31, 2004.

(iii)	Notes to unaudited pro forma condensed combined financial information.

(c) Exhibits

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers Audit, Independent Accountants

99.1	Historical financial statements of SWT SA

99.2	Unaudited pro forma condensed combined financial statements

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTIVA SOFTWARE CORPORATION

By	/s/ Rick E. Russo
Rick E. Russo
Chief Financial Officer

Date: August 10, 2005

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers Audit, Independent Accountants

99.1	Historical financial statements of SWT SA

99.2	Unaudited pro forma condensed combined financial statements